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                                                                   EXHIBIT 10.14

                          SOUTHERN MINERAL CORPORATION

                             STOCK OPTION AGREEMENT

         THIS AGREEMENT, made as of this 6th day of April 1995, between Southern Mineral Corporation, a Nevada corporation (hereinafter called the "Company") and Robert R. Hillery (hereinafter called the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, on even date herewith, the transactions contemplated by that certain Exchange Agreement dated March 2, 1995 (the "Exchange Agreement"), between the Company, Diverse Production Co. and the Diverse Shareholders (as defined in the Exchange Agreement) were consummated;

         WHEREAS, effective upon consummation of the transactions contemplated by the Exchange Agreement, the Board of Directors of the Company (the "Board of Directors") has authorized the granting to the Optionee of a non-qualified stock option to purchase 43,878 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Company hereby grants to the Optionee a non-qualified stock option to purchase all or any part of an aggregate of 43,878 shares of Common Stock (the "Option"), on the terms and conditions set forth in this Agreement.

         2. The purchase price per share of Common Stock under the Option shall be $1.00.

         3. The purchase price of the shares as to which the Option shall be exercised shall be paid in full at the time of the exercise, either in cash or by check. The purchase price may also be paid in whole or in part with a number of shares having a Fair Market Value on the date of exercise equal to the cash amount for which substituted. "Fair Market Value" means, as of any specified date, the closing price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not then listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded.

         4.      The Option shall not be exercisable after April 6, 2000.
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         5.      The Option granted hereunder shall be exercisable in whole or in part only by written notice or exercise, delivered in person or by mail to the Secretary of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment of the purchase price thereof, and by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the Option, that the shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof. The Company will, as soon as is reasonably possible, notify the Optionee of the amount that must be withheld, if any, under federal, state and local law due to exercise of the Option. The Company may satisfy its withholding obligation by withholding that number of shares of Common Stock (valued at Fair Market Value on the date of withholding) sufficient to satisfy such obligation.

         6. The Option granted hereunder shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him. The holder of the Option shall not be deemed to be a holder of any shares subject to any option unless and until such shares have been issued.

         7.      Vesting.

                 (i) Except as provided below, the Option may be exercised in respect of all or any portion of the shares covered by the Option commencing six months following the date hereof, but not later than the date the Option expires.

                 (ii) In the event of a Change in Control of the Company, all Options outstanding as of the date of such Change in Control shall become immediately exercisable, and the Optionee will be permitted to surrender the Option or portion thereof for cancellation and to receive cash equal to the excess, if any, of the then Fair Market Value of the shares subject to such Option or portion thereof over the Option price.

         8. The Optionee shall not be deemed for any purpose to be the owner of any shares of Common Stock subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms hereof, (ii) the Company shall have issued and delivered certificates for the shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

         9. For purposes of this Agreement, a "Change in Control" shall mean one of the following events: (i) the merger, consolidation or other reorganization of the Company in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer, cash or other property; (ii) the sale, lease or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly-owned subsidiary of the Company); (iii) the adoption by





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the stockholders of the Company of a plan of liquidation and dissolution; (iv)
the acquisition (other than any acquisition pursuant to any other clause of this definition or any acquisition by one or more of the Diverse Shareholders (as defined in the Exchange Agreement) or their respective affiliates) by any person or entity, including without limitation a "group" as contemplated by
Section 13(d)(3) of the Securities Exchange Act of 1934, of beneficial ownership, as contemplated by such Section, of more than 50% (based on voting power) of the Company's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors.

         10. If by reason of reclassification, stock split-up, combination of shares, divestiture (including a spin- off) or dividend on the shares payable in stock or otherwise, the outstanding shares of capital stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares of other securities of the Company, the Board of Directors shall reasonably determine in good faith the appropriate adjustment in the Option price, in the number and kind of shares, other securities, or contract obligations as to which the Option shall be exercisable.

         11. A copy of the Company's annual report to stockholders shall be delivered to the Optionee at the time such report is distributed to the Company's stockholders. Upon request, the Company shall furnish to the Optionee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company's prior fiscal year.

         12. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental, regulatory authority, is necessary or desirable as a condition of the purchase of shares hereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

         13.     Government and Other Regulations; Governing Law

                 (i) The obligation of the Company to sell and deliver shares of Common Stock with respect to the Option shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by creditors or by governmental agencies as may be deemed necessary or appropriate by the Board of Directors.





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                 (ii)     This Agreement and the rights of all persons claiming
         hereunder shall be construed and determined in accordance with the laws of the State of Texas without regard to its laws governing
         conflicts of law, except to the extent that such law           is
         preempted by federal law.

         14. Upon any exercise of this Option, the Company shall have the right to require the payment of an amount equal to the federal, state and local income taxes required by law in connection with any such exercise.

         15. The Optionee hereby acknowledges that the grant of the Option is not exempt from Section 16(b) of the Exchange Act since the Option was not granted pursuant to an employee benefit plan satisfying the conditions of Rule 16b-3 under the Exchange Act and, therefore, must be reported pursuant to the corresponding reporting obligations of Section 16(a) of the Exchange Act and the regulations thereunder.

         16. In the event the disposition of shares acquired pursuant to the Option is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, the shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board of Directors may require the Optionee, as a condition precedent to the exercise of the Option, to represent to the Company in writing that the shares acquired by the Optionee are acquired for investment only and not with a view to distribution.

         17. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 17001 Northchase, Suite 690, Houston, Texas 77060, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth beneath the Optionee's signature hereto, or at such other address as the Optionee may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.

         18. Except as otherwise herein provided, the Option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of said Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, the Option and the rights and privileges conferred hereby shall immediately become null and void.





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         19.     Subject to the limitation on the transferability of the Option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

         20. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement, in duplicate, the day and year first above written.


                                        OPTIONEE


                                        /s/ ROBERT R. HILLERY
                                        ---------------------------------------
                                        Robert R. Hillery

                                        14235 Indian Wells
                                        ---------------------------------------
                                        Houston TX 77069
                                        ---------------------------------------
                                        Address

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                                        ---------------------------------------
                                        Social Security Number

                                        SOUTHERN MINERAL CORPORATION


                                        By: /s/ STEVEN H. MIKEL
                                           ------------------------------------
                                        Name: Steven H. Mikel
                                             ----------------------------------
                                        Title: President
                                              ---------------------------------


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